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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file
number                             811-21048
      --------------------------------------------------------------------------

                       AIM Select Real Estate Income Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


             11 Greenway Plaza, Suite 100    Houston, Texas 77046
--------------------------------------------------------------------------------
              (Address of principal executive offices)   (Zip code)


   Robert H. Graham     11 Greenway Plaza,  Suite 100  Houston, Texas  77046
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code: (713) 626-1919
                                                    ----------------------------

Date of fiscal year end:    12/31
                            ---------------

Date of reporting period:   12/31/03
                            ---------------

                                              AIM SELECT REAL ESTATE INCOME FUND
                                                               December 31, 2003

                                                                   ANNUAL REPORT

           AIM Select Real Estate Income Fund seeks high monthly income with the potential for capital appreciation as a secondary goal. It seeks to achieve these goals by investing primarily in income-producing securities issued by real estate investment trusts (REITs).

YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
     --Servicemark--                                    --Servicemark--



o Unless otherwise stated, information          o REITs tend to be small- to               o An investment in the fund is subject
presented is as of 12/31/03 and is based        medium-sized companies. REIT shares,       to investment risk, including the
on net assets attributable to common            like other smaller-company shares, may     possible loss of the entire principal
shares plus assets attributable to              be more volatile than and perform          amount that you invest. Your common
outstanding preferred shares.                   differently from larger-company shares.    shares at any point in time may be worth
                                                There may be less trading in a smaller     less than what you invested, even after
o AIM Select Real Estate Income Fund            company's shares, which means that buy     taking into account the reinvestment of
performance figures are historical, and         and sell transactions in those shares      fund dividends and distributions. The
they reflect fund expenses, the                 could have a larger impact on the          value of the fund's portfolio securities
reinvestment of distributions (if any)          share's price than is the case with        may move up or down, sometimes rapidly
and changes in net asset value.                 larger-company shares.                     and unpredictably.

o Had the advisor not waived fees and/or        o The fund is classified as                o The Morgan Stanley REIT Index is a
reimbursed expenses, returns would have         "non-diversified" under the Investment     total-return index composed of the most
been lower.                                     Company Act of 1940. It can invest a       actively traded real estate investment
                                                greater portion of its assets in           trusts and is designed to be a measure
o Quotations of yield for the fund for a        obligations of a single issuer than a      of real estate equity performance.
particular period will be based on the          "diversified" fund. As a result, the
dividends paid to common shareholders           fund will be susceptible than a more       o Investing in a single sector mutual
for the last 30 days, as annualized,            widely diversified fund to any single      fund may involve greater risk and
divided by either the net asset value           corporate, economic, political, or         potential reward than investing in a
per share in the case of "yield on net          regulatory occurrence.                     more diversified fund.
asset value per share" or in the case of
"yield on market," divided by the               o The prices of foreign securities may     o The fund is a non-diversified,
closing price on the exchange as of the         be affected by factors not present with    closed-end management investment
relevant date.                                  securities traded in the U.S. markets,     company.
                                                including currency exchange rates,
o The performance of the fund will be           political and economic conditions, less    o The unmanaged National Association of
closely linked to the performance of the        stringent regulation and higher            Real Estate Investment Trusts (the
real estate markets. Property values may        volatility. As a result, many foreign      NAREIT) Equity Index tracks the
fall due to declining rents or                  securities may be less liquid and more     performance of tax-qualified REITs
increasing vacancies resulting from             volatile than U.S. securities.             listed on the New York Stock Exchange,
economic, legal, cultural, or                                                              the American Stock Exchange, and the
technological developments. REIT prices         o If the fund enters into interest rate    Nasdaq National Market System. Equity
may drop because of poor management or          swaps, interest rate caps, or options or   REITs have at least 75% of their gross
because borrowers fail to pay their             futures transactions, a decline in         invested book assets invested in the
loans. Many REITs use leverage (and some        interest rates may result in a decline     equity ownership of real estate.
may be highly leveraged), which                 in the net amount receivable by the fund
increases investment risk and could             under the interest rate hedging            o The unmanaged Standard & Poor's
adversely affect a REIT's operation and         transaction (or increase the net amount    Composite Index of 500 Stocks (the S&P
market value in periods of rising               payable by the fund under the interest     500--Registered Trademark--) is an index
interest rates in addition to the risks         rate hedging transaction), which could     of common stocks frequently used as a
normally associated with debt financing.        result in a decline in the NAV of the      general measure of U.S. stock market
Financial covenants related to REIT             common shares.                             performance.
leveraging may affect the ability of
REITs to operate effectively. Real              o This report may be distributed only to   o A direct investment cannot be made in
estate risks may also arise if a                shareholders.                              an index. Unless otherwise indicated,
portfolio company fails to carry                                                           index results include reinvested
adequate insurance or if a portfolio            o The fund may invest up to 20% of its     dividends, and they do not reflect sales
company becomes liable for removal or           total assets in securities of              charges. Performance of an index of
other costs related to environmental            below-investment-grade quality,            funds reflects fund expenses;
contamination.                                  including non-investment-grade             performance of a market index does not.
                                                securities commonly referred to as "junk
o The use of leverage by the fund my            bonds." Securities of                      o Due to significant market volatility,
result in greater volatility of the NAV         below-investment-grade quality are         results of an investment made today may
and market price of the fund's common           regarded as having predominantly           differ substantially from the historical
shares because changes in the value of          speculative characteristics with respect   performance shown. Call your financial
the fund's portfolio investments,               to capacity to pay interest and repay      advisor for more current performance.
including investment purchased with the         principal.
proceeds of the issuance of fund                                                           A description of the policies and
preferred shares or borrowing, are borne        o The fund's Declaration of Trust and      procedures that the Fund uses to
entirely by the common shareholders.            Bylaws include provisions that could       determine how to vote proxies relating
Common share income may fall if the             limit the ability of other entities or     to portfolio securities is available
dividend rate on fund preferred shares          persons to acquire control of the fund     without charge, upon request, by calling
or the interest rate on any borrowings          or convert the fund to open-end status.    800-959-4246, or on the AIM Web site,
rises, and may fluctuate as the dividend        These provisions could have the effect     AIMinvestments.com.
rate on fund preferred shares or the            of depriving the common shareholders of
interest rate on any borrowings varies.         opportunities to sell their common
                                                shares at a premium over the
                                                then-current market price of the common
                                                shares.

=====================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
=====================================================

AIMinvestments.com

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


REIT MARKET, FUND PRODUCE
POSITIVE RETURNS

At net asset value, the fund                   During this rally, the United States      approximately 4%. While above its
outperformed its benchmark index (Morgan    and its allies took military action          historic average, the current premium
Stanley REIT Index) as well as the S&P      against Iraq and toppled the regime of       remains well below the estimated peak
500, returning 24.12% (annualized) on       Saddam Hussein. The nation's gross           30% premium that occurred in September
its common shares from the date             domestic product, generally considered       1997. The REIT forward earnings multiple
investment operations began on May 31,      the broadest measure of economic             is also approximately 23% above its
2002, through the close of the fiscal       activity, expanded at an annualized rate     10-year average. When assessing REITs
year on December 31, 2003. By               of 3.1% in the second quarter, 8.2% in       using traditional pricing metrics, share
comparison, the Morgan Stanley REIT         the third quarter, and 4% in the fourth      prices appear overvalued. However, these
Index returned 17.11% (annualized), the     quarter of 2003. As of the close of the      premiums occurred when fundamentals were
NAREIT Equity Index gained 17.26%           year, approximately 64% of the companies     at historical lows.
(annualized), and the S&P 500 rose 4.49%    in the S&P 500 had reported
during the same period.                     third-quarter earnings that exceeded                     The real estate
                                            analysts' expectations while                             sector continued
   Dividend increases for the fund were     approximately 20.5% had reported                        to outperform the
announced in October 2003, and as of        earnings that met those estimates. The                    broader market
December 31, 2003, the fund's yield         job market, while improving, continued                       in 2003
(based on current market price) was a       to be weak, however, as the nation's
7.45% annualized yield.                     unemployment rate stood at 5.7% at the           While some analysts anticipated REIT
                                            close of the year.                            total returns would be driven primarily
MARKET CONDITIONS                                                                         by dividend yield in 2003, uncertainty
                                               The real estate sector continued to        in the marketplace and corporate
Amid a backdrop of generally improving      outperform the broader market in 2003.        investing resulted in an increase in
economic conditions, the S&P 500 Index,     Real estate investment trusts (REITs)         asset flows to real estate securities
frequently cited as a measure of the        have provided attractive returns for          backed by tangible assets.
performance of the U.S. stock market in     nearly four consecutive years, and
general, returned 28.67% for the year       recent results have been even more               In the last quarter of the year, the
ended December 31, 2003. The index          impressive relative to the broader            REIT market demonstrated signs of
declined at the beginning of 2003,          equity markets, but raise questions           stabilization in areas which had been
dropping to its lowest level of the year    concerning REIT share valuation levels.       weak, such as in the office, apartments,
on March 11, 2003. The index then                                                         industrial and the hotels sub-sectors.
rallied, posting a gain of 40.86% from         REIT shares are currently trading at       In the retail REIT market,
its low through the end of the reporting    approximately 17% premium to the
period.                                     estimated value of their owned properties
                                            Since 1994, this premium has averaged

================================================================================================================================
AVERAGE ANNUAL TOTAL RETURNS                PROPERTY TYPES**                    TOP 10 SECURITY HOLDINGS**
5/31/02-12/31/03*
                                            Retail                      25.2%    1.  Healthcare Realty Trust, Inc.         4.3%
               (BAR CHART)
                                            Healthcare                  22.2     2.  Mack-Cali Realty Corp                 3.8
AIM SELECT REAL ESTATE
INCOME FUND                                 Office                      19.3     3.  New Plan Excel Realty Trust           3.7
COMMON SHARES                   24.12%
                                            Diversified                 11.2     4.  Health Care REIT, Inc.                3.7
MORGAN STANLEY REIT INDEX       17.11%
                                            Industrial/Office Mixed      4.7     5.  Health Care Property Investors, Inc.  3.6
NAREIT EQUITY INDEX             17.26%
                                            Lodging-Resorts              4.3     6.  Colonial Properties Trust             3.4
S&P 500 INDEX                    4.49%
                                            Apartments                   4.0     7.  Nationwide Health Properties, Inc.    3.2

                                            Industrial                   3.5     8.  Ventas, Inc.                          3.0

                                            Specialty                    3.3     9.  Senior Housing Properties Trust       2.9

                                            Self-Storage Facilities      2.3    10.  Commercial Net Lease Realty           2.9

Sources: Bloomberg, Ibbotson Associates

 * Fund return is at net asset value

** Excludes money market fund holdings.

The fund's portfolio is subject to change, and there is no guarantee the fund will continue to hold any particular security.
================================================================================================================================

occupancies and rent trends remained         reimbursement levels for nursing homes and   Although all preferred shares owned
favorable, particularly for regional         from improved underlying property            throughout the year provided positive
malls, which lead the entire REIT group in   fundamentals.                                total returns, their fixed-income
terms of earnings growth.                                                                 characteristics caused them to lag the
                                                Assisted-living facilities also saw an    share price appreciation of REIT common
YOUR FUND                                    increase in rates and overall occupancy      stock holdings. The fund has continued to
                                             rates. Healthcare Realty Trust experienced   concentrate on adding relatively
AIM Select Real Estate Income Fund seeks     strong gains in the fourth quarter as the    attractive dividend yields from common
high monthly income and, secondarily, the    company made additional investments in       REIT shares with selective use of REIT
potential for capital appreciation. It       health care properties in Texas and          preferred shares.
seeks to meet those objectives primarily     Hawaii.
through investing in publicly traded real                                                 IN CLOSING
estate investment trusts.                       The fund has issued $205 million in
                                             preferred shares, which represented 22% of   Real estate investment trusts (REITs)
   The REIT market outperformed the          total invested assets as of December 31,     outpaced the broad-based S&P 500 Index for
broader equity market (as represented by     2003. The proceeds from the sale of          the year as investors continued to express
the S&P 500) during the reporting period.    preferred shares were used to purchase       a preference for securities backed by
The outperformance was primarily a result    additional securities, that is, to           tangible assets. We were encouraged by our
of fund flows into the REIT sector as        leverage the fund. The average return of     double-digit performance for the period,
investors searched for diversification and   portfolio securities, including those        as we continued to look toward dividend
yield. Most property sectors generated       purchased with the leverage, far exceeded    yield as driving REIT total returns and
positive returns during 2003, and the        the costs associated with leveraging the     positioned the portfolio accordingly. We
fund's holdings in health care, in           fund. These costs included distributions     also continued to seek opportunities to
particular, aided performance. In            paid on preferred shares and the cost of     selectively add common REIT shares
addition, the fund had few apartment         interest rate swap transactions used to      offering attractive dividends.
REITs, a subsector which underperformed      hedge preferred share distribution rate
in 2003. Specific holdings that              exposure.                                         See important fund and index
contributed to fund performance included                                                      disclosures inside front cover.
Senior Housing Properties, Ventas, and          The fund's primary objective is income
Omega Healthcare. Each of the                and, accordingly, has meaningful exposure
aforementioned health care REITs produced    to REIT preferred stocks. In 2003, many
outstanding results for the fund as share    REIT common shares set total return
price increases ranged from 60% to 149%.     records, and REIT preferred stocks
Each benefited from the market's             generally underperformed REIT common
anticipation of improved Medicare            shares. As a result, REIT preferred shares
                                             hindered the fund's overall average rate
                                             of appreciation in 2003.


AIM SELECT REAL ESTATE INCOME FUND           At the close of the fiscal year, the         TOTAL NUMBER OF HOLDINGS**         100
AVERAGE ANNUAL TOTAL RETURNS                 fund's common shares net asset value (NAV)
As of 12/31/03                               stood at $17.83 and its share price was      COMMON SHARE MARKET VALUE       $16.59
                                             $16.59. Since the fund is a closed-end
Since investment operations began            management investment company, shares of     COMMON SHARE NET ASSET VALUE    $17.83
(5/31/02) at NAV                 24.12%      the fund may trade at a discount from the
Since investment operations began            net asset value. This characteristic is      MARKET PRICE DISCOUNT           ($6.95)
(5/31/02) at market              15.25       separate and distinct from the risk that
                                             NAV could decrease as a result of                   PORTFOLIO MANAGEMENT TEAM
INDEXES                                      investment activities and may be a greater               AS OF 12/31/03
                                             risk to investors expecting to sell their               MARK D. BLACKBURN
TOTAL RETURNS                                shares after a short time. The fund cannot           JOE V. RODRIGUEZ, JR.,
12/31/02-12/31/03                            predict whether shares will trade at,                LEAD PORTFOLIO MANAGER
                                             above, or below NAV. The fund should not               JAMES W. TROWBRIDGE
Morgan Stanley REIT Index        36.74%      be viewed as a vehicle for trading
                                             purposes. It is designed primarily for
S&P 500 Index                    28.67       risk-tolerant, long-term investors.

NAREIT Equity Index              37.14          Current performance may be lower or
                                             higher than the performance data quoted.
Fund at NAV                      51.41       Past performance cannot guarantee
                                             comparable future results.
Fund at market                   46.95

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2003

                                                              MARKET
                                                SHARES         VALUE
------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS, COMMON STOCKS
  & OTHER EQUITY INTERESTS-97.55%

APARTMENTS-2.06%

Amli Residential Properties Trust                170,000   $   4,556,000
------------------------------------------------------------------------
Mid-America Apartment Communities, Inc.           98,100       3,294,198
------------------------------------------------------------------------
Town & Country Trust                             267,900       6,791,265
========================================================================
                                                              14,641,463
========================================================================

DIVERSIFIED-11.00%

AEW Real Estate Income Fund                      100,000       1,792,000
------------------------------------------------------------------------
Colonial Properties Trust                        791,378      31,338,569
------------------------------------------------------------------------
Crescent Real Estate Equities Co.                553,500       9,481,455
------------------------------------------------------------------------
iStar Financial Inc.                             669,400      26,039,660
------------------------------------------------------------------------
Neuberger Berman Realty Income Fund Inc.         189,600       3,232,680
------------------------------------------------------------------------
Nuveen Real Estate Income Fund                    75,000       1,401,750
------------------------------------------------------------------------
Real Estate Income Fund, Inc.                    157,000       2,758,490
------------------------------------------------------------------------
Scudder RREEF Real Estate Fund, Inc.             120,700       2,315,026
========================================================================
                                                              78,359,630
========================================================================

FREESTANDING-4.65%

Commercial Net Lease Realty                    1,487,200      26,472,160
------------------------------------------------------------------------
Getty Realty Corp.                               253,200       6,621,180
========================================================================
                                                              33,093,340
========================================================================

HEALTHCARE-27.23%

Health Care Property Investors, Inc.             656,200      33,334,960
------------------------------------------------------------------------
Health Care REIT, Inc.                           940,800      33,868,800
------------------------------------------------------------------------
Healthcare Realty Trust, Inc.                  1,098,800      39,282,100
------------------------------------------------------------------------
Nationwide Health Properties, Inc.             1,497,200      29,270,260
------------------------------------------------------------------------
OMEGA Healthcare Investors, Inc.                 385,900       3,600,447
------------------------------------------------------------------------
Senior Housing Properties Trust                1,551,000      26,723,730
------------------------------------------------------------------------
Ventas, Inc.                                   1,264,300      27,814,600
========================================================================
                                                             193,894,897
========================================================================

INDUSTRIAL PROPERTIES-3.08%

First Industrial Realty Trust, Inc.              394,700      13,321,125
------------------------------------------------------------------------
First Potomac Realty Trust(a)                     47,000         880,780
------------------------------------------------------------------------
Keystone Property Trust                          350,600       7,744,754
========================================================================
                                                              21,946,659
========================================================================

                                                              MARKET
                                                SHARES         VALUE
------------------------------------------------------------------------

INDUSTRIAL/OFFICE MIXED-5.19%

Bedford Property Investors, Inc.                  78,900   $   2,258,907
------------------------------------------------------------------------
Kilroy Realty Corp.                              394,400      12,916,600
------------------------------------------------------------------------
Liberty Property Trust                           559,700      21,772,330
========================================================================
                                                              36,947,837
========================================================================

LODGING-RESORTS-3.02%

Hospitality Properties Trust                     521,800      21,539,904
========================================================================

OFFICE PROPERTIES-20.29%

Arden Realty, Inc.                               850,600      25,807,204
------------------------------------------------------------------------
Brandywine Realty Trust                          444,200      11,891,234
------------------------------------------------------------------------
CarrAmerica Realty Corp.                         315,800       9,404,524
------------------------------------------------------------------------
Glenborough Realty Trust Inc.                    451,700       9,011,415
------------------------------------------------------------------------
Highwoods Properties, Inc.                       896,000      22,758,400
------------------------------------------------------------------------
HRPT Properties Trust                            330,000       3,329,700
------------------------------------------------------------------------
Koger Equity, Inc.                               111,000       2,323,230
------------------------------------------------------------------------
Mack-Cali Realty Corp.                           826,800      34,411,416
------------------------------------------------------------------------
Maguire Properties, Inc.                         516,200      12,543,660
------------------------------------------------------------------------
Prentiss Properties Trust                        395,000      13,031,050
========================================================================
                                                             144,511,833
========================================================================

REGIONAL MALLS-6.35%

Glimcher Realty Trust                            645,600      14,448,528
------------------------------------------------------------------------
Macerich Co. (The)                               348,209      15,495,300
------------------------------------------------------------------------
Mills Corp. (The)                                347,300      15,281,200
========================================================================
                                                              45,225,028
========================================================================

SELF STORAGE FACILITIES-2.80%

Public Storage, Inc.-Series A Dep. Shares        160,500       4,798,950
------------------------------------------------------------------------
Sovran Self Storage, Inc.                        407,100      15,123,765
========================================================================
                                                              19,922,715
========================================================================

SHOPPING CENTERS-8.84%

Heritage Property Investment Trust               120,000       3,414,000
------------------------------------------------------------------------
New Plan Excel Realty Trust(b)                 1,388,700      34,259,229
------------------------------------------------------------------------
Ramco-Gershenson Properties Trust                479,300      13,564,190
------------------------------------------------------------------------
Tanger Factory Outlet Centers, Inc.              287,298      11,693,029
========================================================================
                                                              62,930,448
========================================================================

                                                              MARKET
                                                SHARES         VALUE
------------------------------------------------------------------------

SPECIALTY PROPERTIES-3.04%

American Financial Realty Trust                  330,300   $   5,631,615
------------------------------------------------------------------------
Entertainment Properties Trust                   460,800      15,994,368
========================================================================
                                                              21,625,983
========================================================================
    Total Real Estate Investment Trusts,
      Common Stocks & Other Equity Interests
      (Cost $538,046,964)                                    694,639,737
========================================================================

PREFERRED STOCKS-31.07%

APARTMENTS-3.09%

Apartment Investment & Management Co.
  Series D, 8.75%                                 17,943         453,060
------------------------------------------------------------------------
  Series T, 8.00%                                200,000       5,160,000
------------------------------------------------------------------------
BRE Properties, Inc.-Series B, 8.08%             200,000       5,460,000
------------------------------------------------------------------------
Equity Residential-Series K, 8.29%                 4,200         216,300
------------------------------------------------------------------------
Mid-America Apartment Communities, Inc.
  Series F, 9.25%                                 47,000       1,271,350
------------------------------------------------------------------------
  Series H, 8.30%                                195,000       5,093,400
------------------------------------------------------------------------
Post Properties, Inc.-Series A, 8.50%             71,700       4,373,700
========================================================================
                                                              22,027,810
========================================================================

DIVERSIFIED-3.43%

Colonial Properties Trust-Series D, 8.13%        200,000       5,432,000
------------------------------------------------------------------------
Cousins Properties Inc.-Series A, 7.75%          400,000      10,900,000
------------------------------------------------------------------------
Crescent Real Estate Equities Co.-Series B,
  9.50%                                           51,400       1,434,574
------------------------------------------------------------------------
iStar Financial Inc.-Series E, 7.88%             185,000       4,791,500
------------------------------------------------------------------------
Lexington Corporate Properties Trust-Series
  B, 8.05%                                        70,000       1,872,500
========================================================================
                                                              24,430,574
========================================================================

FREESTANDING-0.08%

Realty Income Corp.-Class C, 9.50%                20,600         552,080
========================================================================

HEALTHCARE-1.30%

Health Care Property Investors, Inc.-Series
  F, 7.10%                                       360,000       9,247,500
========================================================================

INDUSTRIAL PROPERTIES-1.44%

EastGroup Properties, Inc.-Series D, 7.95%       160,000       4,365,008
------------------------------------------------------------------------
First Industrial Realty Trust, Inc.-Series D,
  7.95%                                            7,300         183,960
------------------------------------------------------------------------
Keystone Property Trust-Series D, 9.13%          200,000       5,430,000
------------------------------------------------------------------------
ProLogis
  Series C, 8.54%                                    950          57,594
------------------------------------------------------------------------
  Series D, 7.92%                                  8,800         220,264
========================================================================
                                                              10,256,826
========================================================================

INDUSTRIAL/OFFICE MIXED-0.83%

Bedford Property Investors, Inc.-Series A,
  8.75%                                           60,000       3,069,378
------------------------------------------------------------------------

                                                              MARKET
                                                SHARES         VALUE
------------------------------------------------------------------------
INDUSTRIAL/OFFICE MIXED-(CONTINUED)

Duke Realty Corp.-Series B, 7.99%                 10,000   $     528,750
------------------------------------------------------------------------
Kilroy Realty Corp.-Series E, 7.80%               51,600       1,318,380
------------------------------------------------------------------------
PS Business Parks, Inc.
  Series A, 9.25%                                 22,700         577,034
------------------------------------------------------------------------
  Series F, 8.75%                                 16,000         429,760
========================================================================
                                                               5,923,302
========================================================================

LODGING-RESORTS-2.54%

FelCor Lodging Trust Inc.-Series B, 9.00%         15,000         375,900
------------------------------------------------------------------------
Hilton Hotels Corp., 8.00%                        45,000       1,180,800
------------------------------------------------------------------------
Hospitality Properties Trust-Series B, 8.88%     450,000      12,375,000
------------------------------------------------------------------------
Innkeepers USA Trust-Series C, 8.00%              80,000       2,022,504
------------------------------------------------------------------------
LaSalle Hotel Properties
  Series A, 10.25%                                36,300       1,036,365
------------------------------------------------------------------------
  Series B, 8.38%                                 40,000       1,087,200
========================================================================
                                                              18,077,769
========================================================================

OFFICE PROPERTIES-4.55%

Alexandria Real Estate Equities, Inc.-Series
  B, 9.10%                                         5,600         157,360
------------------------------------------------------------------------
Corporate Office Properties Trust-Series G,
  8.00%                                          300,000       8,100,000
------------------------------------------------------------------------
Glenborough Realty Trust Inc.-Series A, $1.94
  Conv.                                           67,200       1,655,136
------------------------------------------------------------------------
Highwoods Properties, Inc.-Series B, 8.00%        31,500         795,690
------------------------------------------------------------------------
HRPT Properties Trust
  Series A, 9.88%                                 42,000       1,173,480
------------------------------------------------------------------------
  Series B, 8.75%                                510,000      14,203,500
------------------------------------------------------------------------
Koger Equity, Inc., 8.50%                        120,000       3,240,000
------------------------------------------------------------------------
SL Green Realty Corp.-Series C, 7.63%            120,000       3,090,000
========================================================================
                                                              32,415,166
========================================================================

REGIONAL MALLS-11.08%

CBL & Associates Properties, Inc.
  Series B, 8.75%                                315,000      17,262,000
------------------------------------------------------------------------
  Series C, 7.75%                                400,000      10,840,000
------------------------------------------------------------------------
Glimcher Realty Trust
  Series B, 9.25%                                 58,600       1,485,510
------------------------------------------------------------------------
  Series F, 8.75%                                 80,000       2,116,000
------------------------------------------------------------------------
Mills Corp. (The)
  Series B, 9.00%                                650,000      17,836,000
------------------------------------------------------------------------
  Series C, 9.00%                                450,000      12,375,000
------------------------------------------------------------------------
  Series E, 8.75%                                600,000      16,260,000
------------------------------------------------------------------------
Taubman Centers, Inc.-Series A, 8.30%             29,000         737,180
========================================================================
                                                              78,911,690
========================================================================

                                                              MARKET
                                                SHARES         VALUE
------------------------------------------------------------------------

SHOPPING CENTERS-1.48%

Developers Diversified Realty Corp.-Series F,
  8.60%                                          229,700   $   6,132,990
------------------------------------------------------------------------
Federal Realty Investment Trust-Series B,
  8.50%                                           70,600       1,941,500
------------------------------------------------------------------------
Ramco-Gershenson Properties Trust-Series B,
  9.50%                                           40,000       1,120,000
------------------------------------------------------------------------
Saul Centers, Inc., 8.00%                         50,000       1,325,000
========================================================================
                                                              10,519,490
========================================================================

SPECIALTY PROPERTIES-1.25%

Capital Automotive REIT-Series A, 7.50%          200,000       5,050,000
------------------------------------------------------------------------
Entertainment Properties Trust-Series A,
  9.50%                                          138,900       3,833,640
========================================================================
                                                               8,883,640
========================================================================
    Total Preferred Stocks (Cost
      $204,797,111)                                          221,245,847
========================================================================

                                                              MARKET
                                                SHARES         VALUE
------------------------------------------------------------------------

MONEY MARKET FUNDS-0.34%

Liquid Assets Portfolio(c)                     1,199,788   $   1,199,788
------------------------------------------------------------------------
STIC Prime Portfolio(c)                        1,199,788       1,199,788
========================================================================
    Total Money Market Funds (Cost
      $2,399,576)                                              2,399,576
========================================================================
TOTAL INVESTMENTS-128.96% (Cost $745,243,651)                918,285,160
========================================================================
OTHER ASSETS LESS LIABILITIES-(0.17%)                         (1,215,807)
========================================================================
AUCTION RATE PREFERRED SHARES, AT LIQUIDATION
  VALUE-(28.79%)                                            (205,000,000)
========================================================================
NET ASSETS ATTRIBUTABLE TO COMMON
  SHARES-100.00%                                           $ 712,069,353
________________________________________________________________________
========================================================================

Investment Abbreviations:

Conv.  - Convertible
Dep.   - Depositary
REIT   - Real Estate Investment Trust

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of the market value was pledged as collateral to cover margin requirements for open interest rate swap transactions. See Note 1 section G and Note 12.
(c) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS:

Investments, at market value (cost
  $742,844,075)                                $915,885,584
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $2,399,576)                               2,399,576
-----------------------------------------------------------
Cash                                                 52,602
-----------------------------------------------------------
Dividends receivables                             5,411,145
-----------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                   24,175
===========================================================
    Total assets                                923,773,082
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           2,000,000
-----------------------------------------------------------
  Unrealized depreciation on interest rate
    swap transactions                             4,126,450
-----------------------------------------------------------
  Deferred compensation and retirement plans         33,024
-----------------------------------------------------------
  Dividends declared on auction rate
    preferred shares                                 34,619
-----------------------------------------------------------
  Interest payable on interest rate swap
    transactions                                    266,986
-----------------------------------------------------------
Accrued operating expenses                          242,650
===========================================================
    Total liabilities                             6,703,729
===========================================================
Auction rate preferred shares, at liquidation
  value                                         205,000,000
===========================================================
Net assets attributable to common shares       $712,069,353
___________________________________________________________
===========================================================

NET ASSETS ATTRIBUTABLE TO COMMON SHARES
  CONSIST OF:

Shares of beneficial interest -- common
  shares                                       $547,725,444
-----------------------------------------------------------
Undistributed net investment income                 (19,451)
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and interest rate
  swap transactions                              (4,551,699)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities and interest rate swap
  transactions                                  168,915,059
===========================================================
                                               $712,069,353
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  COMMON SHARE:

Outstanding                                      39,935,496
___________________________________________________________
===========================================================
Net asset value per common share               $      17.83
___________________________________________________________
===========================================================
Market value per common share                  $      16.59
___________________________________________________________
===========================================================
Market price premium (discount) to net asset
  value per common share                             (6.95%)
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended December 31, 2003

INVESTMENT INCOME:

Dividends                                                     $ 43,807,290
--------------------------------------------------------------------------
Dividends from affiliated money market funds                       146,621
==========================================================================
  Total investment income                                       43,953,911
==========================================================================

EXPENSES:

Advisory fees                                                    7,150,421
--------------------------------------------------------------------------
Administrative services fees                                       192,733
--------------------------------------------------------------------------
Custodian fees                                                     105,709
--------------------------------------------------------------------------
Auction rate preferred shares auction fees                         512,500
--------------------------------------------------------------------------
Transfer agent fees                                                 47,103
--------------------------------------------------------------------------
Trustees' fees                                                      19,148
--------------------------------------------------------------------------
Other                                                              260,818
==========================================================================
    Total expenses                                               8,288,432
==========================================================================
Less: Fees waived and expense offset arrangements               (2,388,255)
==========================================================================
    Net expenses                                                 5,900,177
==========================================================================
Net investment income                                           38,053,734
==========================================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES AND
  INTEREST RATE SWAP TRANSACTIONS:

Net realized gain (loss) from:
  Investment securities                                          8,861,624
--------------------------------------------------------------------------
  Interest rate swap transactions                               (3,941,757)
==========================================================================
                                                                 4,919,867
==========================================================================
Change in net unrealized appreciation of:
  Investment securities                                        206,575,642
--------------------------------------------------------------------------
  Interest rate swap transactions                                1,642,736
==========================================================================
                                                               208,218,378
==========================================================================
Net gain from investment securities and interest rate swap
  transactions                                                 213,138,245
==========================================================================
Net increase in net assets resulting from operations           251,191,979
==========================================================================

DISTRIBUTIONS TO AUCTION RATE PREFERRED SHAREHOLDERS:

  From net investment income                                    (2,522,703)
==========================================================================
Net increase in net assets from operations attributable to
  common shares                                               $248,669,276
__________________________________________________________________________
==========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the year ended December 31, 2003 and the period May 31, 2002 (date investment operations commenced) through December 31, 2002

                                                                  2003            2002
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $ 38,053,734    $ 19,392,480
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and interest rate swap transactions       4,919,867     (14,597,174)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and interest rate swap
    transactions                                               208,218,378     (39,303,319)
==========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                251,191,979     (34,508,013)
==========================================================================================
Distributions to auction rate preferred shareholders from
  net investment income                                         (2,522,703)     (1,544,511)
==========================================================================================
    Net increase (decrease) in net assets from operations
     attributable to common shares                             248,669,276     (36,052,524)
==========================================================================================
Distributions to common shareholders from net investment
  income                                                       (31,589,483)    (16,705,529)
------------------------------------------------------------------------------------------
Return of capital to common shareholders                       (17,244,529)     (3,329,089)
==========================================================================================
    Decrease in net assets resulting from distributions to
     common shareholders                                       (48,834,012)    (20,034,618)
==========================================================================================
CAPITAL STOCK TRANSACTIONS (NOTE 10)

Common shares:
  Net proceeds from sale of shares                                      --     570,450,932
------------------------------------------------------------------------------------------
  Net proceeds from reinvestment of dividends                      301,888          57,372
------------------------------------------------------------------------------------------
Auction rate preferred shares offering costs                        (7,873)     (2,581,378)
==========================================================================================
    Net increase in net assets attributable to common shares
     from capital stock transactions                               294,015     567,926,926
==========================================================================================
    Net increase in net assets attributable to common shares   200,129,279     511,839,784
==========================================================================================
NET ASSETS ATTRIBUTABLE TO COMMON SHARES:

  Beginning of year                                            511,940,074         100,290
==========================================================================================
  End of year (including undistributed net investment income of $(19,451) and $(9,661) for 2003 and 2002,
    respectively)                                             $712,069,353    $511,940,074
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Select Real Estate Income Fund (the "Fund") was organized as a Delaware statutory trust on March 11, 2002 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company. The Fund currently has Common Shares and Auction Rate Preferred Shares ("Preferred Shares") outstanding. The Common Shares are traded on the New York Stock Exchange under the symbol "RRE." Preferred Shares are currently sold in weekly auctions through broker-dealers who have an agreement with the auction agent. Preferred Shares have seniority over the Common Shares and the issuance of Preferred Shares leveraged the value of the Fund's Common Shares. Except as otherwise indicated in the Declaration of Trust and except as otherwise required by applicable law, holders of Preferred Shares will vote together with Common Shareholders as a single class.

    The Fund's primary investment objective is high current income; the Fund's secondary investment objective is capital appreciation. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Interest rate swap transactions are marked to market daily based upon quotations from market makers. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility, the current market and contractual prices of the underlying financial instrument.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from the REIT, the recharacterization will be based on available information which may include the previous year's allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization may be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital in the Statement of Changes in Net Assets. These recharacterizations are reflected in the accompanying financial statements.

C. DISTRIBUTIONS -- Dividends from net investment income (prior to any reclassification as a return of capital) are declared and paid to Common Shareholders monthly. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.

       Dividends from net investment income, distributions from capital gains and return of capital are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

       The Fund offers a Dividend Reinvestment Plan to allow dividends, including any capital gain dividends, on Common Shares to be automatically reinvested in additional Common Shares of the Fund. EquiServe, the Transfer Agent for the Fund, will make the determination on the reinvestment of the dividend based on the market price per Common Share in comparison to the net asset value of the Fund. Generally, if on the fifth trading day preceding the payment date of the dividend, the market price per Common Share plus per share brokerage commissions applicable to an open market purchase of Common Shares is below the net asset value per Common Share, the Transfer Agent will receive the dividend or distribution in cash. Under these circumstances, the Transfer Agent will purchase Common Shares in the open market. Otherwise the Fund will issue new Common Shares to fulfill dividend reinvestment obligations.

       Preferred Shares issued by the Fund pay dividends based on a determined rate, usually the rate set at the preceding auction, normally held every seven days. In most instances, dividends are payable every seven days, on the first business day following the last day of a dividend period.

       Under the Investment Company Act of 1940, the Fund is required to maintain, with respect to all outstanding senior equity securities of the Fund, including Preferred Shares, as of the last business day on any month in which any Preferred Shares are outstanding, asset coverage of at least 200%. Additionally, the Fund is required to meet more stringent asset coverage requirements under terms of the Preferred Shares and the Preferred Shares' rating agencies. Should these requirements not be met, or should dividends accrued on the Preferred Shares not be paid, the Fund may be restricted in its ability to declare dividends to Common Shareholders or will be subject to mandatory redemption of the Preferred Shares. At December 31, 2003, no such restrictions have been placed on the Fund.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. INTEREST RATE SWAP TRANSACTIONS -- The Fund may enter into interest rate swap transactions in order to reduce the risk that the cost of leveraging by the Fund will exceed the returns realized by the Fund on the leverage proceeds. The Fund uses interest rate swap transactions in connection with the sale of Preferred Shares. In an interest rate swap, the Fund agrees to pay to the other party to the swap (which is known as the "counterparty") a fixed rate payment, and the counterparty agrees to pay to the Fund a variable rate payment. The variable rate payment is intended to approximate all or a portion of the Fund's dividend payment obligation on Preferred Shares or interest payment obligation on any variable rate borrowings. The payment obligations are based on the notional amount of the swap. The Fund has segregated liquid securities in a separate account having a value at least equal to the Fund's net payment obligations under any swap transaction. Interest rate swap transactions are marked to market daily.

       Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

H. OFFERING COSTS -- All offering costs were borne by the Fund. All offering costs associated with the issuance of Preferred Shares were borne by the Common Shareholders of the Fund. All offering costs incurred by the Fund were recorded as a reduction to paid-in surplus.

I. EXPENSES -- All expenses incurred by the Fund are included in the determination of the net assets attributable to Common Shares and do not impact the liquidation preference of Preferred Shares.

NOTE 2--CHANGE IN ACCOUNTING PRINCIPLE

As a result of a recent Financial Accounting Standards Board ("FASB") Emerging Issue Task Force consensus and subsequent related Securities and Exchange Commission ("SEC") staff guidance, the Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest expense, as a component of realized gain (loss) in the statement of operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year's statement of changes in net assets and the per share amounts in prior year financial highlights. Prior year net investment income and expense ratios in the financial highlights have also been modified accordingly. This reclassification increased net investment income and decreased net realized gains by $3,941,757 and $1,180,223 for the year ended December 31, 2003 and the period May 31, 2002 (date investment operations commenced) through December 31, 2002, respectively. This reclassification has no effect on the Fund's net asset value, either in total or per share, or the increase in net assets from operations during either period.

NOTE 3--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Fund has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.90% of the sum of the Fund's average daily net assets attributable to Common Shares, plus assets attributable to any Preferred Shares that may be outstanding, plus the principal amount of any Borrowings ("Managed Assets"), payable on a monthly basis. As of December 31, 2003, Managed Assets were $794,491,193.

    AIM has contractually agreed to waive a portion of its advisory fee as a percentage of average daily Managed Assets for the first seven years of the Fund's operations as follows:

WAIVER PERIOD                                                         FEE WAIVER
--------------------------------------------------------------------------------
05/31/02-06/30/07                                                           0.30%
--------------------------------------------------------------------------------
07/01/07-06/30/08                                                           0.20
--------------------------------------------------------------------------------
07/01/08-06/30/09                                                           0.10
________________________________________________________________________________
================================================================================


    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. For the year ended December 31, 2003, AIM waived fees of $2,386,530.

    AIM has entered into a sub-advisory agreement with INVESCO Institutional (N.A.), Inc. ("INVESCO") whereby AIM pays INVESCO 50% of the advisory fee paid by the Fund to AIM, net of fee waivers and expense reimbursements.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2003, AIM was paid $192,733 for such services.

    Certain officers and trustees of the Fund are officers and directors of AIM and/or AIM Management Group Inc. ("AIM Management"), the parent corporation of AIM.


NOTE 4--INVESTMENTS IN AFFILIATES

The Fund is permitted pursuant to an exemptive order from the SEC to invest daily available cash balances in affiliated money market funds. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended December 31, 2003.

                                                                  UNREALIZED
               MARKET VALUE     PURCHASES        PROCEEDS        APPRECIATION     MARKET VALUE    DIVIDEND     REALIZED
FUND            12/31/2002       AT COST        FROM SALES      (DEPRECIATION)     12/31/2003      INCOME     GAIN (LOSS)
-------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio     $  853,906     $109,887,245    $(109,541,363)      $    --         $1,199,788     $74,483       $    --
-------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio        853,906      109,887,245     (109,541,363)           --          1,199,788      72,138            --
=========================================================================================================================
                $1,707,812     $219,774,490    $(219,082,726)      $    --         $2,399,576     $146,621      $    --
_________________________________________________________________________________________________________________________
=========================================================================================================================

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of custodian credits resulting from periodic overnight cash balances at the custodian. For the year ended December 31, 2003, the Fund received reductions in custodian fees of $1,725 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $1,725.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:


The tax character of distributions paid during the year ended December 31, 2003 and the period May 31, 2002 (date investment operations commenced) through December 31, 2002 was as follows:

                                              2003                  2002
----------------------------------------------------------------------------
Distributions paid from:
Ordinary income--Common Shares             $31,589,483           $16,705,529
----------------------------------------------------------------------------
Ordinary income--Preferred Shares            2,522,703             1,544,511
============================================================================
                                            34,112,186            18,250,040
============================================================================
Return of capital--Common Shares            17,244,529             3,329,089
============================================================================
                                           $51,356,715           $21,579,129
____________________________________________________________________________
============================================================================


Tax Components of Net Assets -- Common Shares:


As of December 31, 2003, the components of net assets on Common Shares on a tax basis were as follows:

Unrealized appreciation -- investments                                       $167,109,413
-----------------------------------------------------------------------------------------
Temporary book/tax differences                                                    (19,451)
-----------------------------------------------------------------------------------------
Capital loss carryforward                                                      (2,746,053)
-----------------------------------------------------------------------------------------
Shares of beneficial interest--Common Shares                                  547,725,444
=========================================================================================
Total net assets--Common Shares                                              $712,069,353
_________________________________________________________________________________________
=========================================================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable to the tax deferral of losses on wash sales. The tax basis unrealized appreciation on investments amount includes appreciation (depreciation) on interest rate swap transactions of $(4,126,450).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

    The Fund utilized $8,357,450 of capital loss carryforward in the current period to offset net realized capital gain for Federal Income Tax purposes. The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                                                    CAPITAL LOSS
EXPIRATION                                                          CARRYFORWARD
--------------------------------------------------------------------------------
December 31, 2010                                                    $2,746,053
________________________________________________________________________________
================================================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2003 was $301,943,098 and $293,607,641, respectively.

                   UNREALIZED APPRECIATION (DEPRECIATION) OF
                     INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $171,746,587
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities           (510,724)
===============================================================================
Net unrealized appreciation of investment securities               $171,235,863
===============================================================================

Cost of investments for tax purposes is $747,049,297.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of organizational expenses, interest rate swap transactions and return of capital, on December 31, 2003, undistributed net investment income was increased by $13,293,191, undistributed net realized gains increased by $3,941,757 and shares of beneficial interest decreased by $17,234,948. This reclassification had no effect on the net assets of the Fund.

NOTE 10--SHARE INFORMATION

For the year ended December 31, 2003, the Fund issued 24,178 shares of Common Stock for the reinvestment of dividends.

    On March 11, 2002, AIM purchased one Common Share. On May 21, 2002, AIM purchased an additional 7,000 Common Shares. During the period May 31, 2002 (date investment operations commenced) through December 31, 2002, 39,900,000 Common Shares and 2,050 Preferred Shares of each Series M, W, R and F were issued. In addition, during the same time period, 4,317 Common Shares were issued to shareholders due to reinvestment of dividends.

NOTE 11--DISTRIBUTIONS DECLARED

For January, 2004, a dividend of $0.103 per share was declared on December 10, 2003, payable on January 30, 2004, for fund shareholders of record on January 20, 2004.

    For February, 2004, a dividend of $0.103 per share was declared on December 10, 2003, payable on February 27, 2004, for fund shareholders of record on February 19, 2004.

NOTE 12--INTEREST RATE SWAP AGREEMENTS

The Fund has entered into interest rate swap agreements. Under the agreements, the Fund receives a floating rate of interest income and pays a fixed rate of interest on the notional values of the swaps to the agreement counterparty. At December 31, 2003, the Fund had open interest rate swap agreements as follows:

                                                                            FLOATING RATE*                          UNREALIZED
                                                                             (RATE RESET                           APPRECIATION
                                           NOTIONAL AMOUNT    FIXED RATE       MONTHLY)       TERMINATION DATE    (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------------------------
Citibank, N.A.                               $40,000,000       3.5000%         1.1500%            09/19/07         $  (649,428)
--------------------------------------------------------------------------------------------------------------------------------
Citibank, N.A.                                42,000,000       4.6325%         1.1700%            08/02/09          (1,940,165)
--------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Capital Services, Inc.          40,000,000       3.3100%         1.1700%            08/02/05            (934,725)
--------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Capital Services, Inc.          30,000,000       3.6000%         1.1688%            09/12/07            (602,132)
================================================================================================================================
                                                                                                                   $(4,126,450)
________________________________________________________________________________________________________________________________
================================================================================================================================

* Based on 30 day London Interbank Offered Rate (LIBOR).

NOTE 13--NEW ACCOUNTING STANDARD


In May 2003, the FASB issued Statement of Financial Accounting Standards No. 150 ("FAS 150"), Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equities. FAS 150 requires that mandatorily redeemable financial instruments be classified as a liability in the statement of financial position. Adopting this accounting standard will not affect the Fund's net asset value attributable to Common Shares, but may require the classification of a portion of the liquidation value of the Preferred Shares of the Fund in the liabilities section of the Statement of Assets and Liabilities under certain conditions. The provisions of FAS 150 were effective for interim financial periods beginning after June 15, 2003. Effective July 1, 2003, the Fund adopted the FAS 150 provisions prospectively as required by the statement.

NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                  MAY 31, 2002
                                                                                (DATE INVESTMENT
                                                                                   OPERATIONS
                                                               YEAR ENDED        COMMENCED) TO
                                                              DECEMBER 31,        DECEMBER 31,
                                                                  2003                2002
------------------------------------------------------------------------------------------------
Net asset value per common share, beginning of period           $  12.83            $  14.33
------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             0.95(a)             0.49(a)
------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                     5.33               (1.35)
================================================================================================
    Total from investment operations                                6.28               (0.86)
================================================================================================
Less distributions to auction rate preferred shareholders
  from net investment income(b)                                    (0.06)              (0.04)
================================================================================================
Total from investment operations attributable to common
  shares                                                            6.22               (0.90)
================================================================================================
Less offering costs charged to paid-in capital on common
  shares:
  Offering costs on common shares                                     --               (0.03)
------------------------------------------------------------------------------------------------
  Offering costs on auction rate preferred shares                  (0.00)              (0.07)
------------------------------------------------------------------------------------------------
  Dilutive effect of common share offering                         (0.00)              (0.00)
================================================================================================
    Total offering costs charged to paid-in capital                (0.00)              (0.10)
================================================================================================
Less distributions to common shareholders:
  Dividends from net investment income                             (0.79)              (0.42)
------------------------------------------------------------------------------------------------
  Return of capital                                                (0.43)              (0.08)
================================================================================================
    Total distributions to common shareholders                     (1.22)              (0.50)
================================================================================================
Net asset value per common share, end of period                 $  17.83            $  12.83
================================================================================================
Market value per common share, end of period                    $  16.59            $  12.30
================================================================================================
Net asset value total return(c)(d)                                 51.41%              (6.90)%
================================================================================================
Market value return(c)(d)                                          46.95%             (14.73)%
________________________________________________________________________________________________
================================================================================================
Ratios/supplemental data:
Net assets attributable to common shares, end of period
  (000s omitted)                                                $712,069            $511,940
________________________________________________________________________________________________
================================================================================================
Ratio of expenses to average net assets attributable to
  common shares:
  With fee waivers and/or expense reimbursement(e)                  1.00%(a)(f)         1.02%(a)(g)
------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursement(e)               1.41%(a)(f)         1.43%(a)(g)
================================================================================================
Ratio of net investment income to average net assets
  attributable to common shares(e)                                  6.46%(a)(f)         6.28%(a)(g)
================================================================================================
Ratio of distributions to auction rate preferred
  shareholders to average net assets attributable to common
  shares                                                            0.43%(f)            0.50%(g)
________________________________________________________________________________________________
================================================================================================
Portfolio turnover rate(c)                                            37%                 35%
________________________________________________________________________________________________
================================================================================================
Auction rate preferred shares:
  Liquidation value, end of period (000s omitted)               $205,000            $205,000
================================================================================================
  Total shares outstanding                                         8,200               8,200
________________________________________________________________________________________________
================================================================================================
  Asset coverage per share                                      $111,838            $ 87,432
________________________________________________________________________________________________
================================================================================================
  Liquidation and market value per share                        $ 25,000            $ 25,000
________________________________________________________________________________________________
================================================================================================

(a) As a result of recent changes in generally accepted accounting principles, the Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest expense as a component of realized gain (loss) in the statement of operations. The effect of this reclassification was to increase the net investment income ratio by 0.67%, decrease the expense ratio by 0.67% and increase net investment income per share by $0.10 for the year ending December 31, 2003. For consistency, similar reclassifications have been made to prior year amounts, resulting in an increase to the net investment income ratio of 0.38%, a decrease to the expense ratio of 0.38% and an increase to net investment income per share of $0.03 for the period May 31, 2002 (date investment operations commenced) through December 31, 2002.
(b) The amount shown is based on average number of common shares outstanding.
(c)  Not annualized for periods less than one year.
(d) Total market value return is computed based upon the New York Stock Exchange market price of the Fund's common shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total net asset value return includes adjustments in accordance with accounting principles generally accepted in the United States of America and measures the changes in common shares' value over the period indicated, taking into account dividends as reinvested.
(e) Ratios do not reflect the effect of dividend payments to auction rate preferred shareholders; income ratios reflect income earned on assets attributable to auction rate preferred shares. Each ratio of expenses to average net assets attributable to common shares and each ratio of net investment income to average net assets attributable to common shares includes the effect of the net interest expense paid on interest rate swap transactions.
(f) Ratios are based on average daily net assets attributable to common shares of $589,491,193.
(g)  Annualized.

NOTE 15--LEGAL PROCEEDINGS


Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. IFG continues to serve as the investment advisor to INVESCO Variable Investment Funds, Inc. ("IVIF"). On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than IVIF.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.  Regulatory Inquiries and Actions

  1.  IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.

  2.  AIM

  AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

  3.  AMVESCAP Response

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

B.  Private Actions

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act

("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.

  Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

  As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of AIM Select Real Estate Income Fund



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Select Real Estate Income Fund (the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

February 20, 2004
Houston, Texas

PROXY RESULTS (UNAUDITED)

The 2003 Annual Meeting of Shareholders of AIM Select Real Estate Income Fund, a Delaware statutory trust, was held on April 25, 2003. The meeting was held for the following purposes:

(1) Election of Trustees. Nominees: Frank S. Bayley, Edward K. Dunn, Jr., Prema Mathai-Davis and Lewis F. Pennock.

(2) Ratification of the Audit Committee's selection of independent public accountants.

The results of voting on the above matters were as follows:

                                                                                                       WITHHELD/
     TRUSTEES/MATTER                                               VOTES FOR       VOTES AGAINST      ABSTENTIONS
-----------------------------------------------------------------------------------------------------------------
(1)  Frank S. Bayley.............................................  33,832,783             N/A           398,852
     Edward K. Dunn, Jr. ........................................  33,838,347             N/A           393,288
     Prema Mathai-Davis..........................................  33,818,512             N/A           413,123
     Lewis F. Pennock............................................  33,838,488             N/A           393,147
(2)  Ratification of the Audit Committee's selection of
     independent public accountants..............................  33,795,585         180,939           255,111

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of January 1, 2004

The address of each trustee and officer of AIM Select Real Estate Income Fund (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 104 portfolios in the AIM and INVESCO Funds complex except for Mr. Williamson who oversees 117 portfolios in the AIM and INVESCO Funds complex. The trustees serve for staggered three-year terms, and until their successors are duly elected and qualified, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND           TRUSTEE AND/
POSITION(S) HELD WITH THE         OR OFFICER         PRINCIPAL OCCUPATION(S)                            OTHER DIRECTORSHIP(S)
TRUST                             SINCE              DURING PAST 5 YEARS                                HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
-----------------------------------------------------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946     2002               Director and Chairman, A I M Management Group      None
  Trustee, Chairman and                              Inc. (financial services holding company); and
  President                                          Director and Vice Chairman, AMVESCAP PLC and
                                                     Chairman of AMVESCAP PLC -- AIM Division (parent
                                                     of AIM and a global investment management firm)
                                                     Formerly: President and Chief Executive Officer,
                                                     A I M Management Group Inc.; Director, Chairman
                                                     and President, A I M Advisors, Inc. (registered
                                                     investment advisor); Director and Chairman,
                                                     A I M Capital Management, Inc. (registered
                                                     investment advisor), A I M Distributors, Inc.
                                                     (registered broker dealer), AIM Investment
                                                     Services, Inc., (registered transfer agent), and
                                                     Fund Management Company (registered broker
                                                     dealer); and Chief Executive Officer, AMVESCAP
                                                     PLC -- Managed Products
-----------------------------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951   2003               Director, President and Chief Executive Officer,   None
  Trustee and Executive Vice                         A I M Management Group Inc. (financial services
  President                                          holding company); Director, Chairman and
                                                     President, A I M Advisors, Inc. (registered
                                                     investment advisor); Director, A I M Capital
                                                     Management, Inc. (registered investment advisor)
                                                     and A I M Distributors, Inc. (registered broker
                                                     dealer); Director and Chairman, AIM Investment
                                                     Services, Inc. (registered transfer agent), and
                                                     Fund Management Company (registered broker
                                                     dealer); and Chief Executive Officer, AMVESCAP
                                                     PLC -- AIM Division (parent of AIM and a global
                                                     investment management firm)
                                                     Formerly: Director, Chairman, President and
                                                     Chief Executive Officer, INVESCO Funds Group,
                                                     Inc. and INVESCO Distributors, Inc.; Chief
                                                     Executive Officer, AMVESCAP PLC -- Managed
                                                     Products; Chairman and Chief Executive Officer
                                                     of NationsBanc Advisors, Inc.; and Chairman of
                                                     NationsBanc Investments, Inc.
-----------------------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939         2002               Of Counsel, law firm of Baker & McKenzie           Badgley Funds, Inc.
  Trustee                                                                                               (registered
                                                                                                        investment company)
-----------------------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944       2002               Chairman, Crockett Technology Associates           ACE Limited
  Trustee                                            (technology consulting company)                    (insurance company);
                                                                                                        and Captaris, Inc.
                                                                                                        (unified messaging
                                                                                                        provider)
-----------------------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941        2002               Director of a number of public and private         Cortland Trust, Inc.
  Trustee                                            business corporations, including the Boss Group    (Chairman)
                                                     Ltd. (private investment and management) and       (registered
                                                     Magellan Insurance Company                         investment company);
                                                                                                        Annuity and Life Re
                                                     Formerly: Director, President and Chief            (Holdings), Ltd.
                                                     Executive Officer, Volvo Group North America,      (insurance company)
                                                     Inc.; Senior Vice President, AB Volvo; and
                                                     director of various affiliated Volvo companies
-----------------------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935     2002               Formerly: Chairman, Mercantile Mortgage Corp.;     None
  Trustee                                            President and Chief Operating Officer,
                                                     Mercantile-Safe Deposit & Trust Co.; and
                                                     President, Mercantile Bankshares Corp.
-----------------------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952          2002               Chief Executive Officer, Twenty First Century      Administaff
  Trustee                                            Group, Inc. (government affairs company) and
                                                     Texana Timber LP
-----------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of January 1, 2004

The address of each trustee and officer of AIM Select Real Estate Income Fund (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 104 portfolios in the AIM and INVESCO Funds complex except for Mr. Williamson who oversees 117 portfolios in the AIM and INVESCO Funds complex. The trustees serve for staggered three-year terms, and until their successors are duly elected and qualified, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND           TRUSTEE AND/       PRINCIPAL OCCUPATION(S)                            OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST   OR OFFICER SINCE   DURING PAST 5 YEARS                                HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937         2002               Partner, law firm of Kramer Levin Naftalis and     Cortland Trust, Inc.
  Trustee                                            Frankel LLP                                        (registered
                                                                                                        investment company)
-----------------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950      2002               Formerly: Chief Executive Officer, YWCA of the     None
  Trustee                                            USA
-----------------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942        2002               Partner, law firm of Pennock & Cooper              None
  Trustee
-----------------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935         2002               Retired                                            None
  Trustee
-----------------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939          2002               Executive Vice President, Development and          None
  Trustee                                            Operations Hines Interests Limited Partnership
                                                     (real estate development company)
-----------------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
-----------------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956         2003               Director, Senior Vice President, Secretary and     N/A
  Senior Vice President and                          General Counsel, A I M Management Group Inc.
  Chief Legal Officer                                (financial services holding company) and A I M
                                                     Advisors, Inc.; Vice President, A I M Capital
                                                     Management, Inc., A I M Distributors, Inc. and
                                                     AIM Investment Services, Inc.; and Director,
                                                     Vice President and General Counsel, Fund
                                                     Management Company
                                                     Formerly: Senior Vice President and General
                                                     Counsel, Liberty Financial Companies, Inc.; and
                                                     Senior Vice President and General Counsel,
                                                     Liberty Funds Group, LLC
-----------------------------------------------------------------------------------------------------------------------------
  Robert G. Alley -- 1948         2002               Managing Director, Chief Fixed Income Officer      N/A
  Vice President                                     and Senior Investment Officer, A I M Capital
                                                     Management, Inc.; and Vice President, A I M
                                                     Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955          2002               Managing Director and Chief Research               N/A
  Vice President                                     Officer -- Fixed Income, A I M Capital
                                                     Management, Inc.; and Vice President, A I M
                                                     Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------
  Melville B. Cox -- 1943         2002               Vice President and Chief Compliance Officer,       N/A
  Vice President                                     A I M Advisors, Inc. and A I M Capital
                                                     Management, Inc.; and Vice President, AIM
                                                     Investment Services, Inc.
-----------------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961       2004               Vice President and Fund Treasurer, A I M           N/A
  Vice President and Treasurer                       Advisors, Inc.; Senior Vice President, AIM
                                                     Investment Services, Inc.; and Vice President,
                                                     A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960       2002               Managing Director and Chief Management Officer,    N/A
  Vice President                                     A I M Capital Management, Inc; Director and
                                                     President, Fund Management Company; and Vice
                                                     President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940         2002               Vice President, A I M Advisors, Inc., and          N/A
  Vice President                                     President, Chief Executive Officer and Chief
                                                     Investment Officer, A I M Capital Management,
                                                     Inc.
-----------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND           INVESTMENT ADVISOR     TRANSFER AGENT         AUDITORS               SUB-ADVISOR
                                                    (PREFERRED SHARES)
11 Greenway Plaza            A I M Advisors, Inc.                          PricewaterhouseCoopers INVESCO Institutional (N.A.),
Suite 100                    11 Greenway Plaza      Deutsche Bank Trust    LLP                    Inc.
Houston, TX 77046-1173       Suite 100              Company Americas       1201 Louisiana, Suite  INVESCO Realty Advisors division
                             Houston, TX            100 Plaza One          2900                   Three Galleria Tower
                             77046-1173             Jersey City, NJ 07311  Houston, TX            Suite 500
                                                                           77002-5678             13155 Noel Road
                                                                                                  Dallas, TX 75240

COUNSEL TO THE FUND          COUNSEL TO THE         TRANSFER AGENT         CUSTODIAN
                             TRUSTEES               (COMMON SHARES)
Ballard Spahr                                                              State Street Bank and
Andrews & Ingersoll, LLP     Kramer, Levin,         EquiServe Trust        Trust Company
1735 Market Street           Naftalis & Frankel     Company, N.A.          225 Franklin Street
Philadelphia, PA 19103-7599  LLP                    and EquiServe, Inc.    Boston, MA 02110
                             919 Third Avenue       P.O. Box 43010
                             New York, NY           Providence, RI
                             10022-3852             02940-0310

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2003, 0% is eligible for the dividends received deduction for corporations.

For its tax year ended December 31, 2003, the Fund designated 0%, or the maximum amount allowable, of its dividend distributions as qualified dividend income. The actual amount for the calendar year will be designated in the Fund's year end tax statement.

                                AIMinvestments.com                    SREI-AR-1


                                                      YOUR GOALS. OUR SOLUTIONS.--Servicemark--
------------------------------------------------------------------------------------------------
Mutual    Retirement   Annuities   College   Separately    Offshore    Alternative    Cash       [AIM INVESTMENTS LOGO APPEARS HERE]
Funds     Products                 Savings    Managed      Products    Investments    Management          --Servicemark--
                                    Plans     Accounts


ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, Registrant had adopted a code of ethics (the "Code") that applies to the Registrant's principal executive office ("PEO") and principal financial officer ("PFO"). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Prema Mathai-Davis. Ms. Mathai-Davis is "independent" within the meaning of that term used in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.


FEES BILLED BY PWC RELATED TO THE FUND

         PwC billed the Fund aggregate fees for services rendered to the Fund for the last two fiscal years as follows:

                                             Percentage of Fees                            Percentage of Fees
                                             Billed Applicable                             Billed Applicable
                                                to Non-Audit                                  to Non-Audit
                                             Services Provided                             Services Provided
                                            in 2003 Pursuant to                           in 2002 Pursuant to
                         Fees Billed for         Waiver of           Fees Billed for           Waiver of
                        Services Rendered       Pre-Approval       Services Rendered to       Pre-Approval
                       to the Fund in 2003   Requirement(1)(2)       the Fund in 2002      Requirement(1)(2)
                       -------------------  -------------------    --------------------    -------------------
Audit Fees                   $ 36,375              N/A                   $ 57,040                  N/A
Audit-Related Fees(3)        $ 15,000                0%                  $ 35,000                  N/A
Tax Fees(4)                  $  8,620                0%                  $ 17,703                  N/A
All Other Fees               $      0                0%                  $      0                  N/A
                             --------                                    --------
Total Fees                   $ 59,995                                    $109,743                  N/A

PwC billed the Fund aggregate non-audit fees of $23,620 for the fiscal year ended 2003, and $52,703 for the fiscal year ended 2002, for non-audit services rendered to the Fund.

---------

(1) Prior to May 6, 2003, the Fund's Audit Committee was not required to pre-approve non-audit services. Therefore, the percentage of fees shown in this column only represents fees billed for non-audit services rendered after May 6, 2003, pursuant to a waiver of the pre-approval requirement.

(2) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Fund at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees billed to the Fund during a fiscal year; and (iii) such services are promptly approved by the Fund's Audit Committee prior to the completion of the audit by the Audit Committee.

(3) Audit-Related Fees for the fiscal year ended December 31, 2003 includes fees billed for agreed upon procedures in connection with reports filed with rating agencies. Audit-Related Fees for the fiscal year ended December 31, 2002 includes fees billed for agreed upon procedures in connection with reports filed with rating agencies.

(4) Tax Fees for the fiscal year ended December 31, 2003 includes fees billed for reviewing tax returns. Tax Fees for the fiscal year ended December 31, 2002 includes fees billed for reviewing tax returns and consultation on the tax status of certain securities.

FEES BILLED BY PWC RELATED TO AIM AND AIM AFFILIATES

         PwC billed AIM and AIM Affiliates aggregate fees for pre-approved non-audit services rendered to AIM and AIM Affiliates for the last two fiscal years as follows:

                         Fees Billed for                                Fees Billed for
                       Non-Audit Services                             Non-Audit Services
                       Rendered to AIM and     Percentage of Fees     Rendered to AIM and     Percentage of Fees
                        AIM Affiliates in     Billed Applicable to     AIM Affiliates in     Billed Applicable to
                         2003 That Were        Non-Audit Services       2002 That Were        Non-Audit Services
                            Required            Provided in 2003           Required            Provided in 2002
                       to be Pre-Approved    Pursuant to Waiver of    to be Pre-Approved    Pursuant to Waiver of
                          by the Fund's           Pre-Approval           by the Fund's           Pre-Approval
                       Audit Committee(1)      Requirement(2)(3)      Audit Committee(1)      Requirement(2)(3)
                       -------------------   ---------------------    -------------------   ---------------------
Audit-Related Fees            $ 0                     0%                      N/A                    N/A
Tax Fees                      $ 0                     0%                      N/A                    N/A
All Other Fees                $ 0                     0%                      N/A                    N/A
                              ---
Total Fees                    $ 0                                             N/A                    N/A

PwC billed AIM and AIM Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2003, and $4,000 for the fiscal year ended 2002, for non-audit services rendered to AIM and AIM Affiliates.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to AIM, and any entity controlling, controlled by or under common control with AIM that provides ongoing services to the Fund ("AIM Affiliates"), that were not required to be pre-approved pursuant to SEC regulations is compatible with maintaining PwC's independence. The Audit Committee determined that the provision of such services is compatible with PwC maintaining independence with respect the Fund.

---------

(1) Prior to May 6, 2003, the Fund's Audit Committee was not required to pre-approve non-audit services. Therefore, the fees billed for non-audit services shown in this column only represents fees for pre-approved non-audit services rendered after May 6, 2003, to AIM and AIM Affiliates.

(2) Prior to May 6, 2003, the Fund's Audit Committee was not required to pre-approve non-audit services. Therefore, the percentage of fees shown in this column only represents fees billed for non-audit services rendered after May 6, 2003, pursuant to a waiver of the pre-approval requirement.

(3) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Fund at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees billed to the Fund during a fiscal year; and (iii) such services are promptly approved by the Fund's Audit Committee prior to the completion of the audit by the Audit Committee.


                  PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
                             POLICIES AND PROCEDURES
                      As adopted by the Audit Committees of
                the AIM Funds and the INVESCO Funds (the "Funds")
                            AMENDED NOVEMBER 6, 2003

I. STATEMENT OF PRINCIPLES

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission ("SEC") ("Rules"), the Audit Committees of the Funds' (the "Audit Committee") Board of Directors/Trustees (the "Board") are responsible for the appointment, compensation and oversight of the work of independent accountants (an "Auditor"). As part of this responsibility and to assure that the Auditor's independence is not impaired, the Audit Committee pre-approves the audit and non-audit services provided to the Funds by the Auditor, as well as all non-audit services provided by the Auditor to the Funds' investment adviser and to affiliates of the adviser that provide ongoing services to the Funds ("Service Affiliates") if the services directly impact the Funds' operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("general pre-approval") or require the specific pre-approval of the Audit Committee ("specific pre-approval"). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any proposed services exceeding general pre-approved cost levels or established amounts will also require specific pre-approval by the Audit Committee.

The Audit Committee will annually review and pre-approve the services that may be provided by the Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committee in fulfilling its responsibilities.

II. DELEGATION

The Audit Committee may from time to time delegate pre-approval authority to one or more of its members who are Independent Directors. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next-scheduled meeting.

III. AUDIT SERVICES

The annual audit services engagement terms and fees will be subject to specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds' financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor's qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committee may grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

IV. GENERAL PRE-APPROVAL OF NON-AUDIT SERVICES

The Audit Committee may provide general pre-approval of types of non-audit services described in this Section IV to the Funds and its Service Affiliates if the Committee believes that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC's Rules on auditor independence, and otherwise conforms to the Audit Committee's general principles and policies as set forth herein.



AUDIT-RELATED SERVICES

"Audit-related services" are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers.

TAX SERVICES

"Tax services" include, but are not limited to, the review and signing of the Funds' federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds' Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

ALL OTHER SERVICES

The Audit Committee may pre-approve non-audit services classified as "All other services" that are not categorically prohibited by the SEC, as listed in
Exhibit 1 to this policy.

V. SPECIFIC PRE-APPROVAL OF NON-AUDIT SERVICES

The Audit Committee may provide specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committee believes that the provision of the service will not impair the independence of the auditor, is consistent with the SEC Rules on auditor independence, and otherwise conforms to the Audit Committees' general principles and policies as set forth herein.

VI. PRE-APPROVAL FEE LEVELS OR ESTABLISHED AMOUNTS

Pre-approval fee levels or established amounts for services to be provided by the Auditor under general pre-approval policies will be set annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

VII. PROCEDURES

On an annual basis, A I M Advisors, Inc. ("AIM") will submit to the Audit Committee for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees where possible and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committee will be submitted to the Funds' Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed at the next regularly scheduled Audit Committee meeting of any such services rendered by the Auditor.

Each request to provide services that require specific approval by the Audit Committee shall be submitted to the Audit Committee jointly by the Fund's Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committee for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committee has designated the Funds' Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds' Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds' Treasurer and management of AIM will immediately report to the chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds' Treasurer or senior management of AIM.

EXHIBIT 1

CONDITIONALLY PROHIBITED NON-AUDIT SERVICES (NOT PROHIBITED IF THE FUND CAN REASONABLY CONCLUDE THAT THE RESULTS OF THE SERVICE WOULD NOT BE SUBJECT TO AUDIT PROCEDURES IN CONNECTION WITH THE AUDIT OF THE FUND'S FINANCIAL STATEMENTS)

o Bookkeeping or other services related to the accounting records or financial statements of the audit client

o        Financial information systems design and implementation

o Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

o        Actuarial services

o        Internal audit outsourcing services


CATEGORICALLY PROHIBITED NON-AUDIT SERVICES

o        Management functions

o        Human resources

o        Broker-dealer, investment adviser, or investment banking services

o        Legal services

o        Expert services unrelated to the audit

o Any other service that the Public Company Oversight Board determines by regulation is impermissible


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

         (a) The registrant has a separately-designed standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of this committee are: Frank S. Bayley, Bruce L. Crockett, Albert R. Dowden (Vice Chair), Edward K. Dunn, Jr. (Chair), Jack M. Fields, Lewis F. Pennock, Louis S. Sklar, Dr. Prema Mathai-Davis and Miss Ruth M. Quigley.

         (b)      Not applicable.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                              PROXY VOTING POLICIES

         INVESCO Institutional (NA), Inc. and its wholly-owned subsidiaries, ("INVESCO") each has responsibility for making investment decisions that are in the best interest of its clients. As part of the investment management services it provides to clients, INVESCO may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.

         As a fiduciary, INVESCO believes that it has a duty to manage clients' assets solely in the best interest of the clients and that the ability to vote proxies is a client asset. Accordingly, INVESCO has a duty to vote proxies in a manner in which it believes will add value to the client's investment.

         INVESCO is regulated by various state and federal laws, such as the Investment Advisers Act of 1940, the Investment Company Act of 1940, and the Employee Retirement Income Security Act of 1974 ("ERISA"). Because there may be different proxy voting standards for ERISA and non-ERISA clients, INVESCO's policy is to apply the proxy voting policies and procedures described herein to all of its clients. Any discussion herein which refers to an ERISA or non-ERISA situation is used for reference only.

         INVESCO may amend its proxy policies and procedures from time to time without prior notice to its clients.

                                   BACKGROUND

         ERISA fiduciary standards relating to proxy voting have not been interpreted until more recent times.

         Due to the large number of mergers and acquisitions in the 1980s and the growing importance of institutional investors in the equity markets, the Department of Labor ("DOL"), which enforces fiduciary standards for ERISA plan sponsors and managers, took the position that the right to vote shares of stock owned by a pension plan is, in itself, an asset of the plan. Thus, the "Wall Street Rule" of "vote with management (or abstain from voting) or sell the stock" was under scrutiny.

         In 1988, the DOL stated, in the "Avon Letter", that the fiduciary act of managing plan assets that are shares of corporate stock includes the voting of proxies appurtenant to those shares of stock. Accordingly, where the authority to manage plan assets has been delegated to an investment manager pursuant to ERISA, no person other than the investment manager has authority to vote proxies appurtenant to such plan assets, except to the extent the named fiduciary has reserved to itself the right to direct a plan trustee regarding the voting of proxies.

         In 1990, in the "Monks Letter", the DOL stated that an ERISA violation would occur if the investment manager is explicitly or implicitly assigned the authority to vote proxies appurtenant to certain plan-owned stock and the named fiduciary, trustee or any person other than the investment manager makes the decision on how to vote the same proxies. Thus, according to the DOL, if the investment management contract expressly provides that the investment manager is not required to vote proxies, but does not expressly preclude the investment manager from voting the relevant proxies, the investment manager would have the exclusive fiduciary responsibility for voting the proxies. In contrast, the DOL pointed out that if either the plan document or the investment management contract expressly precludes the investment manager from voting proxies, the responsibility for voting proxies lies exclusively with the trustee.

         In 1994, in its Interpretive Bulletin 94-2 ("94-2"), the DOL reiterated and supplemented the Avon and Monks Letters. In addition, 94-2 extended the principles put forth in the Avon and Monks Letters to voting of proxies on shares of foreign corporations. However, the DOL recognized that the cost of exercising a vote on a particular proxy proposal could exceed any benefit that the plan could expect to gain in voting on the proposal. Therefore, the plan fiduciary had to weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interest of the plan's participants and beneficiaries.

         In January 2003, the Securities and Exchange Commission ("SEC") adopted regulations regarding Proxy Voting by investment advisers (SEC Release No. IA-2106). These regulations required investment advisers to (1) adopt written proxy voting policies and procedures which describe how the adviser addresses material conflicts between its interests and those of its clients with respect to proxy voting and which also addresses how the adviser resolves those conflicts in the bet interest of clients; (2) disclose to clients how they can obtain information from the adviser on how the adviser voted the proxies; and
(3) describe to clients its proxy voting policies and procedure to clients and, upon request, furnish a copy of them to clients.


                               PROXY VOTING POLICY

         Consistent with the fiduciary standards discussed above, INVESCO will vote proxies unless either the named fiduciary (e.g., the plan sponsor) retains in writing the right to direct the plan trustee or a third party to vote proxies or INVESCO determines that any benefit the client might gain from voting a proxy would be outweighed by the costs associated therewith (i.e., foreign proxies). In voting such proxies, INVESCO will act prudently, taking into consideration those factors that may affect the value of the security and will vote such proxies in a manner in which, in its opinion, is in the best interests of clients.


                                 PROXY COMMITTEE

         The INVESCO Proxy Committee will establish guidelines and procedures for voting proxies and will periodically review records on how proxies were voted.

         The Proxy Committee will consist of certain of INVESCO's equity investment professionals and non-equity investment professionals.


                                  PROXY MANAGER

         The Proxy Committee will appoint a Proxy Manager and/or hire a third-party Proxy Agent to analyze proxies, act as a liaison to the Proxy Committee and manage the proxy voting process, which process includes the voting of proxies and the maintenance of appropriate records.

         The Proxy Manager will exercise discretion to vote proxies within the guidelines established by the Proxy Committee. The Proxy Manager will consult with the Proxy Committee in determining how to vote proxies for issues not specifically covered by the proxy voting guidelines adopted by the Proxy Committee or in situations where the Proxy Manager or members of the Committee determine that consultation is prudent.


                              CONFLICTS OF INTEREST

         In effecting our policy of voting proxies in the best interests of our clients, there may be occasions where the voting of such proxies may present an actual or perceived conflict of interest between INVESCO, as the investment manager, and clients.

         Some of these potential conflicts of interest situations include, but are not limited to, (1) where INVESCO (or an affiliate) manage assets, administer employee benefit plans, or provides other financial services or products to companies whose management is soliciting proxies and failure to vote proxies in favor of the management of such a company may harm our (or an affiliate's) relationship with the company; (2) where INVESCO (or an affiliate) may have a business relationship, not with the company, but with a proponent of a proxy proposal and where INVESCO (or an affiliate) may manage assets for the proponent; or (3) where INVESCO (or an affiliate) or any member of the Proxy Committee may have personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships, or where INVESCO (or an affiliate) or any member of the Proxy Committee may have a personal interest in the outcome of a particular matter before shareholders.

         In order to avoid even the appearance of impropriety, in the event that INVESCO (or an affiliate) manages assets for a company, its pension plan, or related entity or where any member of the Proxy Committee has a personal conflict of interest, and where we have invested clients' funds in that company's shares, the Proxy Committee will not take into consideration this relationship and will vote proxies in that company solely in the best interest of all of our clients.

         In addition, members of the Proxy Committee must notify INVESCO's Chief Compliance Officer, with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence made by anyone within INVESCO or by an affiliated company's representatives with regard to how INVESCO should vote proxies. The Chief Compliance Officer will investigate the allegations and will report his or her findings the INVESCO Management Committee. In the event that it is determined that improper influence was made, the Management Committee will determine the appropriate action to take which may include, but is not limited to, (1) notifying the affiliated company's Chief Executive Officer, its Management Committee or Board of Directors, (2) taking remedial action, if necessary, to correct the result of any improper influence where the clients have been harmed, or (3) notifying the appropriate regulatory agencies of the improper influence and to fully cooperate with these regulatory agencies as required. In all cases, the Proxy Committee shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best interest of clients.

         Furthermore, members of the Proxy Committee must advise INVESCO's Chief Compliance Officer and fellow Committee members of any actual or potential conflicts of interest he or she may have with regard to how proxies are to be voted regarding certain companies (e.g., personal security ownership in a company, or personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships). After reviewing such conflict, upon advice from the Chief Compliance Officer, the Committee may require such Committee member to recuse himself or herself from participating in the discussions regarding the proxy vote item and from casting a vote regarding how INVESCO should vote such proxy.


                             PROXY VOTING PROCEDURES

The Proxy Manager will:

o        Vote proxies;

o Take reasonable steps to reconcile proxies received by INVESCO and/or a third-party Proxy Agent who administers the vote with shares held in the accounts;

o Document the vote and rationale for each proxy voted (routine matters are considered to be documented if a proxy is voted in accordance with the Proxy Voting Guidelines established by the Proxy Committee);

o If requested, provide to clients a report of the proxies voted on their behalf.

                             PROXY VOTING GUIDELINES

The Proxy Committee has adopted the following guidelines in voting proxies:

         I. CORPORATE GOVERNANCE

            INVESCO will evaluate each proposal separately. However, INVESCO will generally vote FOR a management sponsored proposal unless it believes that adoption of the proposal may have a negative impact on the economic interests of shareholders.

            INVESCO will generally vote FOR

o        Annual election of directors

o        Appointment of auditors

o Indemnification of management or directors or both against negligent or unreasonable action

o        Confidentiality of voting

o        Equal access to proxy statements

o        Cumulative voting

o        Declassification of Boards

o        Majority of Independent Directors

            INVESCO will generally vote AGAINST

o Removal of directors from office only for cause or by a supermajority vote

o        "Sweeteners" to attract support for proposals

o        Unequal voting rights proposals ("superstock")

o        Staggered or classified election of directors

o Limitation of shareholder rights to remove directors, amend by-laws, call special meetings, nominate directors, or other actions to limit or abolish shareholder rights to act independently such as acting by written consent

o        Proposals to vote unmarked proxies in favor of management

o        Proposals to eliminate existing pre-emptive rights

         II. TAKEOVER DEFENSE AND RELATED ACTIONS

             INVESCO will evaluate each proposal separately. Generally, INVESCO will vote FOR a management sponsored anti-takeover proposal which
             (1) enhances management's bargaining position and (2) when combined with other anti-takeover provisions, including state takeover laws, does not discourage serious offers. INVESCO believes that generally four or more anti-takeover measures, which can only be repealed by a super-majority vote, are considered sufficient to discourage serious offers and therefore should be voted AGAINST.

            INVESCO will generally vote FOR

o        Fair price provisions

o Certain increases in authorized shares and/or creation of new classes of common or preferred stock

o        Proposals to eliminate greenmail provisions

o        Proposals to eliminate poison pill provisions

o        Proposals to re-evaluate or eliminate in-place "shark repellents"

            INVESCO will generally vote AGAINST

o Proposals authorizing the company's board of directors to adopt, amend or repeal by-laws without shareholders' approval

o Proposals authorizing the company's management or board of directors to buy back shares at premium prices without shareholders' approval

            III. COMPENSATION PLANS

                 INVESCO will evaluate each proposal separately. INVESCO believes that in order for companies to recruit, promote and retain competent personnel, companies must provide appropriate and competitive compensation plans. INVESCO will generally vote FOR management sponsored compensation plans, which are reasonable, industry competitive and not unduly burdensome to the company in order for the company to recruit, promote and retain competent personnel.

            INVESCO will generally vote FOR

o        Stock option plans and/or stock appreciation right plans

o Profit incentive plans provided the option is priced at 100% fair market value

o Extension of stock option grants to non-employee directors in lieu of their cash compensation provided the option is priced at or about the then fair market value

o        Profit sharing, thrift or similar savings plans

            INVESCO will generally vote AGAINST

o Stock option plans that permit issuance of loans to management or selected employees with authority to sell stock purchased by the loan without immediate repayment, or that are overly generous (below market price or with appreciation rights paying the difference between option price and the stock, or permit pyramiding or the directors to lower the purchase price of outstanding options without a simultaneous and proportionate reduction in the number of shares available)

o Incentive plans which become effective in the event of hostile takeovers or mergers (golden and tin parachutes)

o Proposals creating an unusually favorable compensation structure in advance of a sale of the company

o Proposals that fail to link executive compensation to management performance

o Acceleration of stock options/awards if the majority of the board of directors changes within a two year period

o Grant of stock options to non-employee directors in lieu of their cash compensation at a price below 100% fair market value

o        Adoption of a stock purchase plan at less than 85% of fair market value

            IV. CAPITAL STRUCTURE, CLASSES OF STOCK AND RECAPITALIZATION

                INVESCO will evaluate each proposal separately. INVESCO recognizes that from time to time companies must reorganize their capital structure in order to avail themselves of access to the capital markets and in order to restructure their financial position in order to raise capital and to be better capitalized. Generally, INVESCO will vote FOR such management sponsored reorganization proposals if such proposals will help the company gain better access to the capital markets and to attain a better financial position. INVESCO will generally vote AGAINST such proposals that appear to entrench management and do not provide shareholders with economic value.

            INVESCO will generally vote FOR

o        Proposals to reincorporate or reorganize into a holding company

o Authorization of additional common or preferred shares to accommodate a stock split or other business purposes not related to anti-takeover measures as long as the increase is not excessive and a valid need has been proven

              INVESCO will generally vote AGAINST

o        Proposals designed to discourage mergers and acquisitions in advance

o Proposals to change state of incorporation to a state less favorable to shareholders' interests

o        Reincorporating in another state to implement anti-takeover measures

            V. SOCIAL RESPONSIBILITY

               INVESCO will evaluate each proposal separately. INVESCO believes that a corporation, if it is in a solid financial position and can afford to do so, has an obligation to return certain largesse to the communities in which it operates. INVESCO believes that the primary mission of a company is to be profitable. However, where a company has proven that it is able to sustain a level of profitability and the market price of the company's shares reflect an appropriate economic value for such shares, INVESCO will generally vote FOR certain social responsibility initiatives. INVESCO will generally vote AGAINST proposed social responsibility initiatives if it believes that the company already has adequate policies and procedures in place and it should focus its efforts on enhancing shareholder value where the assets and resources involved could be put to better use in obtaining profits.

              INVESCO will generally vote FOR

o        International Labor Organization Principles

o        Resolutions seeking Basic Labor Protections and Equal Employment
         Opportunity

o        Expanding EEO/Social Responsibility Reporting


                                 RECORD KEEPING

The Proxy Manager will take necessary steps to retain proxy voting records for the period of time as required by regulations.


ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) As of December 18, 2003, an evaluation was performed under the supervision and with the participation of the officers of INVESCO Variable Investment Funds, Inc. (the "Registrant"), including the Principal Executive Officer (PEO") and Principal Financial Officer ("PFO"), to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term in defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act"), as amended. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of December 18, 2003, the Registrant's disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting. However, changes in certain other controls have been implemented during such time period, involving such things as trade monitoring, fair value pricing, revising trading guidelines, and establishing redemption fees on trades in certain funds, which could affect the Registrant.


ITEM 10. EXHIBITS. CODE OF ETHICS FOR SENIOR OFFICERS.

(a)(1)            Code of Ethics.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:       AIM Select Real Estate Income Fund
                  ----------------------------------

By:               /s/ ROBERT H. GRAHAM
                  ---------------------------
                  Robert H. Graham
                  Principal Executive Officer


Date:             February 23, 2004
                  ---------------------------



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By:      /s/ ROBERT H. GRAHAM
         ---------------------------
         Robert H. Graham
         Principal Executive Officer


Date:    February 23, 2004
         ---------------------------



By:      /s/ SIDNEY M. DILGREN
         ---------------------------
         Sidney M. Dilgren
         Principal Financial Officer


Date:    February 23, 2004
         ---------------------------

                                  EXHIBIT INDEX


10a      Code of Ethics

(b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940. Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.